Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 25,243.40
Total Fee Amount	25,243.40
Total Transaction Valuation	182,790,754.04
Total Offset Amount	0.00
Net Fee	$ 0.00